Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                                       Distribution Date: 12/15/2005

Section 5.2 - Supplement                                       Class A             Class B           Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                 0.00               0.00               0.00                0.00

(ii)    Monthly Interest Distributed                          2,740,833.33         160,416.67         177,369.79        3,078,619.79
        Deficiency Amounts                                            0.00               0.00                                   0.00
        Additional Interest                                           0.00               0.00                                   0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                 86,502,592.06       4,914,920.00       6,880,888.01       98,298,400.07

(iv)    Collections of Finance Charge Receivables             7,746,278.20         440,129.44         616,181.22        8,802,588.87

(v)     Aggregate Amount of Principal Receivables                                                                  29,082,697,589.27

                                    Investor Interest       550,000,000.00      31,250,000.00      43,750,000.00      625,000,000.00
                                    Adjusted Interest       550,000,000.00      31,250,000.00      43,750,000.00      625,000,000.00

                                               Series
        Floating Investor Percentage            2.15%               88.00%              5.00%              7.00%             100.00%
        Fixed Investor Percentage               2.15%               88.00%              5.00%              7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                   96.85%
                    30 to 59 days                                                                                              1.10%
                    60 to 89 days                                                                                              0.65%
                    90 or more days                                                                                            1.40%
                                                                                                                   -----------------
                                    Total Receivables                                                                        100.00%

(vii)   Investor Default Amount                               3,652,243.02         207,513.81         290,519.33        4,150,276.16

(viii)  Investor Charge-Offs                                          0.00               0.00               0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                    0.00               0.00               0.00                0.00

(x)     Net Servicing Fee                                       229,166.67          13,020.83          18,229.17          260,416.67

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                         9.18%

(xii)   Portfolio Supplemented Yield                                                                                           9.18%

(xiii)  Reallocated Monthly Principal                                                    0.00               0.00                0.00

(xiv)   Closing Investor Interest (Class A Adjusted)        550,000,000.00      31,250,000.00      43,750,000.00      625,000,000.00

(xv)    LIBOR                                                                                                               4.11500%

(xvi)   Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Principal Investment Funding Shortfall                                                                                  0.00

(xx)    Available Funds                                       7,296,556.91         414,087.78         579,722.89        8,290,367.57

(xxi)   Certificate Rate                                          5.98000%           6.16000%           4.86500%
------------------------------------------------------------------------------------------------------------------------------------

        By:
               ----------------------------
        Name:  Patricia M. Garvey
        Title: Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                       Distribution Date: 12/15/2005

Section 5.2 - Supplement                                       Class A             Class B           Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                 0.00               0.00               0.00                0.00

(ii)    Monthly Interest Distributed                          2,434,132.89         141,813.47         132,864.94        2,708,811.30
        Deficiency Amounts                                            0.00               0.00                                   0.00
        Additional Interest                                           0.00               0.00                                   0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                 64,795,631.61       3,681,550.32       5,154,365.60       73,631,547.54

(iv)    Collections of Finance Charge Receivables             5,802,427.15         329,681.60         461,571.72        6,593,680.47

(v)     Aggregate Amount of Principal Receivables                                                                  29,082,697,589.27

                                    Investor Interest       411,983,000.00      23,408,000.00      32,772,440.86      468,163,440.86
                                    Adjusted Interest       411,983,000.00      23,408,000.00      32,772,440.86      468,163,440.86

                                               Series
        Floating Investor Percentage            1.61%               88.00%              5.00%              7.00%             100.00%
        Fixed Investor Percentage               1.61%               88.00%              5.00%              7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                   96.85%
                    30 to 59 days                                                                                              1.10%
                    60 to 89 days                                                                                              0.65%
                    90 or more days                                                                                            1.40%
                                                                                                                   -----------------
                                    Total Receivables                                                                        100.00%

(vii)   Investor Default Amount                               2,735,749.16         155,439.46         217,623.49        3,108,812.11

(viii)  Investor Charge-Offs                                          0.00               0.00               0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                    0.00               0.00               0.00                0.00

(x)     Net Servicing Fee                                       171,659.58           9,753.33          13,655.18          195,068.10

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                         9.18%

(xii)   Portfolio Supplemented Yield                                                                                           9.18%

(xiii)  Reallocated Monthly Principal                                                    0.00               0.00                0.00

(xiv)   Closing Investor Interest (Class A Adjusted)        411,983,000.00      23,408,000.00      32,772,440.86      468,163,440.86

(xv)    LIBOR                                                                                                               4.11500%

(xvi)   Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Principal Investment Funding Shortfall                                                                                  0.00

(xx)    Available Funds                                       5,465,558.93         310,174.93         434,261.35        6,209,995.22

(xxi)   Certificate Rate                                          7.09000%           7.27000%           4.86500%
------------------------------------------------------------------------------------------------------------------------------------

        By:
               ----------------------------
        Name:  Patricia M. Garvey
        Title: Vice President